SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  May 28,
                            1996

          Equivantage Home Equity Loan Trust 1996-1
   (Exact name of registrant as specified in its charter)

New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1996-1
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-1 makes monthly remittances to security holders. The latest remittance was made May 28, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of May 28,
1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-1
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of May 28, 1996.






EXHIBIT 21.1        PAGE 6
                         EquiVantage Home Equity Loan Trust
1996-01
Norwest Bank Minnesota, N.A.
Contact:                         Reid Denny
Securities Administration Services         Reporting
Month:         April 1996               Phone:
(410) 884-2085
11000 Broken Land Parkway             Distribution Date:
May 28, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Series Structure Summary
                                        Aggregate Realized
Aggregate         Ending
          Class                    Original Principal
Losses Principal Aggregate Interest      Undistributed
Principal
Class     Description    Principal Type Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________ A
Senior    Pass Through   Variable        75,005,000.00
6.55000000%         0.00 0.00               0.00
0.9404342091
R         Residual  Residual  Residual            0.00
0.00000000%         0.00 0.00               0.00
0.0000000000
SUB. Subordinate    Support   Accretion            4,579.76
587.29153669%       0.00 0.00               0.00
155.8823650148
____________________________________________________________
____________________________________________________________
_______________________________________________ Totals
75,009,579.76       0.00 0.00               0.00
0.9498942921

Report  1 05/16/96 --  3:00pm
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EXHIBIT 21.1        PAGE 7                   EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services      Reporting   Month:
April 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway               Distribution Date:
May 28, 1996            InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Class Distribution Summary
                         Beginning
Principal             Ending
               Pass Through        Principal     Total
Interest    Total Principal            Balance
Principal              Total
Class     Record Date            Rate          Balance
Distribution       Distribution          Reduction
Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________ A       04/30/1996
6.55000000%      71,477,363.15         390,147.27
940,095.30     0.00      70,537,267.85       1,330,242.57
R         04/30/1996      0.00000000%             0.00 0.00
0.00 0.00               0.00               0.00
SUB. 04/30/1996        587.29153669%      479,320.00   0.00
0.00 0.00         713,903.82               0.00
____________________________________________________________
____________________________________________________________
____________________________________ Totals
71,956,683.15         390,147.27         940,095.30    0.00
71,251,171.67       1,330,242.57

Report  2 05/16/96 --  3:00pm
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EXHIBIT 21.1        PAGE 8
               EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services         Reporting
Month:         April 1996             Phone:
(410) 884-2085
11000 Broken Land Parkway             Distribution Date:
May 28, 1996           InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
          Class Distribution Per 1,000 of Original Balance
          Total Other
Total Interest       Scheduled       Principal Total
Principal       Principal          Ending
                         Distribution       Principal
Distribution    Distribution         Balance       Principal
Class            Cusip               Original Balance
Factor          Factor        Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________ A                  29476YAF6
75,005,000.00         5.20161683      0.91166736
8.49452530     12.53376842      0.00000000    0.9404342091
R                  N/A            0.00               N/A
N/A         N/A             N/A             N/A
N/A
SUB.             N/A          4,579.76         0.00000000
0.00000000      0.00000000      0.00000000      0.00000000
155.8823650148
____________________________________________________________
____________________________________________________________
_____________________________ Totals
75,009,579.76
0.9498942921

Report  3 05/16/96 --  3:00pm
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EXHIBIT 21.1        PAGE 9
               EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services    Reporting   Month:
April 1996                    Phone:
(410) 884-2085
11000 Broken Land Parkway        Distribution Date:
May 28, 1996                    InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                    Class Principal Distribution
          Beginning
Principal           Ending          Current
          Principal        Scheduled      Unscheduled
Other  Total Principal          Balance        Principal
Undistributed Class   Balance        Principal    Principal
Accretion        Principal     Distribution       Reduction*
Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________ A
71,477,363.15        68,379.61       637,131.87
234,583.82             0.00       940,095.30
0.00    70,537,267.85             0.00
R              0.00             0.00         0.00
0.00             0.00             0.00             0.00
0.00             0.00
SUB.              479,320.00             0.00          0.00
(234,583.82)             0.00             0.00
0.00       713,903.82             0.00
____________________________________________________________
____________________________________________________________
____________________________________________ Totals
71,956,683.15        68,379.61       637,131.87
0.00             0.00       940,095.30             0.00
71,251,171.67             0.00
*Principal Balance Reduction
Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other                                0.00
Notes:
Accretion Amount represents the Subordination Increase
Amount.

Report  4 05/16/96 --  3:00pm
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EXHIBIT 21.1        PAGE 10
                         EquiVantage Home Equity Loan Trust
1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:         April 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway                       Distribution
Date:       May 28, 1996                     InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Class Interest Distribution
               Beginning
Negative                            Ending
          Principal/                     Interest
Amortization                        Principal/
                    Notional    Interest       Shortfall/
Other         Interest   Total Interest         Notional
Class       Pass-Through Rate            Balance     Accrual
(Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________ A
6.55000000%    71,477,363.15  390,147.27             0.00
0.00             0.00             0.00       390,147.27
70,537,267.85
R                   0.00000000%                  0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            587.29153669% 479,320.00     234,583.82
0.00       234,583.82             0.00             0.00
0.00       713,903.82
____________________________________________________________
____________________________________________________________
_____________________________________________ Totals
624,731.09             0.00       234,583.82
0.00             0.00       390,147.27

Report  5 05/16/96 --  3:00pm
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EXHIBIT 21.1        PAGE 11
                    EquiVantage Home Equity Loan Trust 1996-
01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services         Reporting
Month:         April 1996                         Phone:
(410) 884-2085
11000 Broken Land Parkway             Distribution Date:
May 28, 1996                         InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                         Fund Account Summary
____________________________________________________________
____________________________________________________________
______________________________________________________
Proceeds Account
     Beginning Balance                   0.00
     DEPOSITS:                WITHDRAWALS:
          Interest Net of Servicing Fee
636,758.26               Interest Payments
390,147.27
          Scheduled Principal
68,379.61           Scheduled Principal Payment
68,379.61
          Other Principal
637,131.87               Other Principal Payments
871,715.69
          Negative Amortization    0.00           Reserve
Fund 1                                         0.00
          Deposits from Reserve Fund    0.00           Fees
and Expenses                                 12,027.17
          Gain/Loss Adjustment     0.00           Other
Withdrawals                                      0.00
          Other Deposits 0.00
     Total Deposit                1,342,269.74    Total
Withdrawals
1,342,269.74
                              Ending Balance
0.00
____________________________________________________________
____________________________________________________________
______________________________________________________

Report  6
     05/16/96 --  3:00pm
Page  1 of  1



EXHIBIT 21.1        PAGE 12
                              EquiVantage Home Equity Loan
Trust 1996-01
Norwest Bank Minnesota, N.A.            Contact:
Reid Denny
Securities Administration Services    Reporting   Month:
April 1996     Phone:                           (410) 884-
2085
11000 Broken Land Parkway        Distribution Date:
May 28, 1996   InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800
                                   Loss/Delinquency Detail
                    Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                         Fraud      Bankruptcy  Special
Hazard      Credit         Current           Fraud
Bankruptcy  Special Hazard          Credit       Aggregate
Pool #               Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________
X                         0.00            0.00
0.00     0.00            0.00            0.00     0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________ Totals
0.00            0.00            0.00        0.00
0.00            0.00     0.00            0.00
0.00            0.00
____________________________________________________________
____________________________________________________________
________________________________________
          30  Days  Delinquent    60  Days  Delinquent    90
Days  Delinquent             Foreclosures    REO's
Totals


               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                    16    808,399.31         1
43,923.52    2     76,215.41         3    249,669.01
0          0.00        22       1,178,207.25
____________________________________________________________
____________________________________________________________
________________________________________ Totals
16    808,399.31         1     43,923.52        2
76,215.41         3    249,669.01         0          0.00
22       1,178,207.25

Report  7 05/16/96 --  3:00pm
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EXHIBIT 21.1        PAGE 13
                    EquiVantage Home Equity Loan Trust 1996-
01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services    Reporting   Month:
April 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway        Distribution Date:
May 28, 1996              InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800
                              Collateral Summary
                                   Total|        Pool X

____________________________________________________________
_____________________________________________ Monthly P&I
Constant       735,461.20|    735,461.20
                                             |
Positive Amortization              68,379.61|      68,379.61
Negative Amortization                        0.00|
0.00
Regular Curtailments                4,479.33|       4,479.33
Regular Curtailment Interest                      0.00|
0.00
Prepaid Curtailments                         0.00|
0.00
Prepaid Curtailment Interest                      0.00|
0.00
Liquidations        632,652.54|    632,652.54
Principal Adjustments                        0.00|
0.00
          Total Principal Trust Distribution
705,511.48|    705,511.48
                                             |
Scheduled Interest       667,081.59|    667,081.59
Servicing Fee            30,323.33|      30,323.33
Master Servicing Fee                2,590.92|       2,590.92
Spread                        0.00|          0.00
               Total Pass-Through Interest
624,731.09|    624,731.09
                                             |
Beginning Balance           71,956,683.15|
71,956,683.15
Ending Balance         71,251,171.67|       71,251,171.67
Gross P&I Distribution            1,342,269.74|
1,342,269.74
Realized Losses/(Gains)                      0.00|
0.00
Net P&I Trust Distribution             1,342,269.74|
1,342,269.74
                                             |
Beginning Loan Count                     1249|          1249
Number of Loan Payoffs                        12|       12
Ending Loan Count                   1237|          1237
                                             |
Weighted Average Maturity            245.0000000000|
245.0000000000
Weighted Average Gross Rate           11.124719380%|
11.124719380%
Weighted Average Net Rate             10.619026310%|
10.619026310%
Weighted Average Pass-Through Rate         10.418452810%|
10.418452810%
Weighted Average Margin           0.000000000%|
0.000000000%
                                             |
Advances on Delinquencies                              |
     Current Period Principal                     0.00|
0.00
     Current Period Interest       585,466.43|    585,466.43
                                             |
                                             |

Report  8


05/16/96 --  3:00pm
Page  1 of  1

EXHIBIT 21.1        PAGE 14
                              EquiVantage Home Equity Loan
Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services           Reporting
Month:         April 1996                    Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:       May 28, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800
                                             Credit
Enhancement Summary
     Initial         Current         Current
Current         Current            Current Coverage
Period          Period      Cumulative          Coverage
Coverage               Pool
Type/Purpose                                  Amount
Losses       Additions          Losses        Percentage
Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________ Subordination
4,579.76            0.00            0.00            0.00
1.00195380%      713,903.82      71,251,171.67
                    Principal
               Distribution               Scheduled
Unscheduled


                         Amount    Percentage
Payment       Payment

___________________________________________________________
Senior           705,511.48 100.00000000% 100.00000000%
100.00000000%
Subordinate                     0.00   0.00000000%
0.00000000%   0.00000000%



Report  9 05/16/96 --  3:00pm
Page  1 of  1


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